Exhibit 99.1

   Digital Recorders, Inc. to Present at the Roth Capital Partners
         16th Annual Growth Stock Conference in New York City

    DALLAS--(BUSINESS WIRE)--Sept. 9, 2004--Digital Recorders, Inc.
(DRI) (Nasdaq:TBUS), a market leader in transit, transportation and law enforcement digital communications and audio enhancement systems, announced today that David L. Turney, the Company's Chairman, Chief Executive Officer, and President, will present the DRI story to interested investors at the Roth Capital Partners' 16th Annual Growth Stock Conference in New York City on Monday, Sept. 13, 2004, at 11:30 a.m. (Eastern).
    Mr. Turney's presentation includes commentary regarding the Company's served markets, its opportunities, its products and services, and its outlook for the next 12 months to 15 months.

    About the Roth Capital Partners 16th Annual Growth Stock
Conference

    This annual event is the largest in the nation for emerging growth companies. It provides a concentrated forum where Institutional Investors can meet the executives of growth companies hand picked by Roth Capital's research team. The conference will highlight approximately 225 companies from industry groups including: Health Care/Life Sciences; Consumer Products; Defense & Industrial Technologies; Digital Media, IT & Entertainment; Broadband & Fiber Optics; Gaming; and Business and Banking/Financial Services.
    This year, as a result of numerous client requests, Roth Capital Partners has extended the conference to three working days, including a Discovery Day, which will be hosted by RedChip Resources, LLC. For more information about the conference, visit: http://www.rothcp.com/Conf%20NY%20Web%20Site/Roth.htm?content=home.

    About the Company

    Digital Recorders, Inc. is a market leader in transit, transportation and law enforcement/security digital communications and audio enhancement systems using proprietary software applications. Our products improve the flow and mobility of people through transportation infrastructure, mitigate security threats, and enhance law enforcement agencies' surveillance capabilities. Our transit communications products -- TwinVision(R) and Mobitec route destination signage systems, Talking Bus(R) voice announcement systems, and Internet-based, automatic vehicle locating and monitoring systems -- enhance public transportation and mitigate security threats worldwide. Our electronic surveillance tools, including microphone amplifiers and processors, countermeasures devices, speech activity detectors, and radio/television noise cancellers, help law-enforcement agencies around the globe detect, capture, arrest and prosecute criminals. For more information about DRI and its operations worldwide, go to www.digrec.com.

    Forward-Looking Statements

    This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statement, express or implied, concerning future events or expectations is a forward-looking statement. Use of words such as "expect," "fully expect," "expected," "appears," "believe," "plan," "anticipate," "would," "goal," "potential," "potentially," "range," "pursuit," "run rate," "stronger," "preliminarily," etc., is intended to identify forward-looking statements that are subject to risks and uncertainties, including those described below. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated. It is important to note the Company's actual results could differ materially from those contemplated in the Company's forward-looking statements as a result of various factors. Among other factors, the Company's results will be affected, perhaps materially, by general economic conditions, the availability of national government assistance and funding to local transportation authorities, the adoption and implementation of regulations concerning public transportation services, product demand and market acceptance risks, the effect of import, licensing and trade restrictions, the results of implementing the Company's business plan, the impact on the Company of its relationship with its lenders, the plans and prospects of competitors, the impact of competitive products and pricing, currency fluctuations, infringement by third parties of the Company's trade secrets and other intellectual property, the burdens and costs of defending against potential infringement claims against the Company, and our ability to attract and retain personnel. Refer to the Company's various Securities and Exchange Commission filings, such as its Forms 10-Q and 10-K, for further information about forward-looking statements and risks associated with the Company's business.

    CONTACT: Digital Recorders, Inc.
             Veronica B. Marks, 214-378-4776
             Fax: 214-378-8437
             veronicam@digrec.com